UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 11, 2001


                               PAYLESS CASHWAYS, INC.

             (Exact name of registrant as specified in its charter)


DELAWARE                             0-4437                    42-0945849
(State or other jurisdiction   Commission File Number)       (IRS Employer
   of incorporation)                                         Identification No.)


800 NW Chipman Road, Suite 5900
P.O. Box 648001
Lee's Summit, Missouri                                                64064-8001
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:               (816) 347-6000




                                 Not applicable

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       (Former name or former address, if changed since last report)






Item 7.     Financial Statements and Exhibits.

         (c)      EXHIBITS.  The following exhibits are filed herewith:

99.1     Press Release dated January 10, 2001.

Item 9.  Regulation FD Disclosure.

         On January 10, 2001, the Company issued a press release announcing its operating results for the fourth quarter and fiscal year ended November 25, 2000. A copy of this press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

   ate:  January 11, 2001
                                    PAYLESS CASHWAYS, INC.


                                    By:_________________________________________
                                    Richard B. Witaszak, Senior Vice President -
                                    Finance and Chief Financial Officer